                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

      We, the undersigned directors and officers of Rockville Financial, Inc. (the "Company") hereby severally constitute and appoint William J. McGurk, as our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said William J. McGurk, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, and the rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration statement on Form S-I relating to the offering of the Company's Common Stock, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the registration statement and any and all amendments (including post-effective amendments) thereto; and we hereby approve, ratify and confirm all that said William J. McGurk, shall do or cause to be done by virtue of the power and authority granted hereby.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

     SIGNATURES                                    TITLE                                   DATE
/s/ William J. McGurk             President, Chief Executive Officer and Director     December 8, 2004
---------------------             (Principal Executive Officer)
William J. McGurk

/s/ Gregory A. White              Senior Vice President and Chief Financial Officer   December 8, 2004
--------------------              (Principal Financial and Accounting Officer)
Gregory A. White

/s/ Michael A.Bars                Director                                            December 8, 2004
------------------
Michael A.Bars

/s/ C. Perry Chilberg             Director                                            December 8, 2004
---------------------
C. Perry Chilberg

/s/ David A. Engelson             Director                                            December 8, 2004
---------------------
David A. Engelson

/s/ Albert J. Kerkin, Jr.         Director                                            December 8, 2004
-------------------------
Albert J. Kerkin, Jr.

/s/ Raymond H. Lefurge, Jr.       Director                                            December 8, 2004
---------------------------
Raymond H. Lefurge, Jr.

/s/ Stuart E. Magdefrau           Director                                            December 8, 2004
-----------------------
Stuart E. Magdefrau

/s/ Thomas S. Mason               Director                                            December 8, 2004
-------------------
Thomas S. Mason

/s/ Peter F. Olson                Director                                            December 8, 2004
------------------
Peter F. Olson

/s/ Betty R. Sullivan             Director                                            December 8, 2004
----------------------
Betty R. Sullivan